NEA Valuebuilder Variable Annuity AEA Valuebuilder Variable Annuity Security Benefit Advisor Variable Annuity	Issued by:	Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001

Supplement Dated October 7, 2005,
To Prospectus Dated May 1, 2005

Effective October 24, 2005, Class K shares of AIM Dynamics Fund and AIM Technology Fund will be converted to Class A shares. Therefore, all references in the Prospectus under "Objectives and Strategies for Underlying Funds" to Class K will be replaced with Class A.

Please Retain This Supplement For Future Reference